SUPPLEMENT DATED DECEMBER 11, 2020

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2020

FOR CLASS D, CLASS I AND CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2020 for Class D, Class I and Class P Shares, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to the International Large-Cap Portfolio only.  The change described within this supplement will be effective January 1, 2021.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on December 8, 2020, the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, approved an advisory fee waiver of 0.03% for the International Large-Cap Portfolio.

Disclosure Changes to the Fund Summary section

The Annual Fund Operating Expenses table will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.77%	0.77%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.03%
Total Annual Fund Operating Expenses	1.01%	0.80%
Less Fee Waiver[1]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses after Fee Waiver	0.98%	0.77%

1 The investment adviser has agreed to waive 0.03% of its management fee through April 30, 2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

In addition, under the Examples section, the table is deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class I	$100	$319	$555	$1,234
Class P	$79	$252	$441	$987

Form No.  15-50752-00

PSFSUP1220